Investment Outlook - September 2013 Kevin E. Grant, CFA Chief Executive Officer Exhibit 99.1 Barclays Global Financial Services Conference September 10, 2013

Forward Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws.  This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC.
Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust Formed in January 2006
Ample Financing
Sources
Financing lines with 37 lenders
Swap agreements with 18 counterparties
Dividend Policy
Self managed: highly scalable
Senior
Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Company intends to distribute all or substantially all of its REIT taxable income

CYS INVESTMENTS

CYS INVESTMENTS
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13

Investment Environment:
15 Year - Hedged vs. Unhedged
15 Year Hedged
(i)
15 Year Unhedged
(ii)
Borrow Short
Invest Long
Sept 6, 2013
15 Year Fixed Hedged with Swaps, April 2009 – September 2013
0.00
1.00
2.00
3.00
4.00
5.00
Source: Bloomberg.
Note: Spreads calculated as: (i) 15 year CC  Index  = 50% 4 year swap, and (ii) 15 year Current Coupon Index

CYS INVESTMENTS

CYS INVESTMENTS
Apr - 09
Aug - 09
Dec - 09
Apr - 10
Aug - 10
Dec - 10
Apr - 11
Aug - 11
Dec - 11
Apr - 12
Aug - 12
Dec - 12
Apr - 13
Aug - 13

Investment Environment:
30 Year - Hedged vs. Unhedged
30 Year Hedged  30 Year Unhedged

30 Year Fixed Hedged with Swaps, April 2009 – September 2013
0.75
1.25
1.75
2.25
2.75
3.25
3.75
4.25
4.75
5.25
Borrow Short
Invest Long
Sept 6, 2013
Note: Spread calculated as: (i) 30 year CC  Index  - 90% 5 year swap
Source: Bloomberg

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
-1.00
Jan-05
Nov-05
Sep-06
Jul-07
May-08
Mar-09
Jan-10
Nov-10
Sep-11
Jul-12
May-13
Sept 6, 2013

1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
31-Oct
30-Nov
31-Dec
31-Jan
28-Feb
31-Mar
30-Apr
31-May
30-Jun
31-Jul
31-Aug
30-Sep
Sept 6, 2013

75.0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sept 6, 2013

Volatility in the Cap/Floor Markets Hit a
Low in Mid-March
30 Year MBS Cheapened Meaningfully Relative
to 15 Year MBS
Yield Curve
Creates positive carry
Very low cost of financing
Good ROE
Hedge flexibility very important
Fed still fighting deflation
30 Year MBS Priced for Operation Taper
Source: Bloomberg

April  2012 – Sept 2013 January 2005 – Sept 2013
5 Year Swap vs. 1 Month LIBOR
30 Yr MBS - 15 Yr MBS Spread
7 Yr Cap/Floor Implied Vol
October 2012 – Sept 2013

CYS INVESTMENTS

Economic Projections of Federal Reserve Board Members and Federal Reserve Bank Presidents, June 2013

Advance release of table 1 of the Summary of Economic Projections to be released with the FOMC minutes

Percent

Variable	Central tendency[1]				Range[2]			
	2013	2014	2015	Longer run	2013	2014	2015	Longer run
Change in real GDP	2.3 to 2.6	3.0 to 3.5	2.9 to 3.6	2.3 to 2.5	2.0 to 2.6	2.2 to 3.6	2.3 to 3.8	2.0 to 3.0
March projection	2.3 to 2.8	2.9 to 3.4	2.9 to 3.7	2.3 to 2.5	2.0 to 3.0	2.6 to 3.8	2.5 to 3.8	2.0 to 3.0
Unemployment rate	7.2 to 7.3	6.5 to 6.8	5.8 to 6.2	5.2 to 6.0	6.9 to 7.5	6.2 to 6.9	5.7 to 6.4	5.0 to 6.0
March projection	7.3 to 7.5	6.7 to 7.0	6.0 to 6.5	5.2 to 6.0	6.9 to 7.6	6.1 to 7.1	5.7 to 6.5	5.0 to 6.0
PCE inflation	0.8 to 1.2	1.4 to 2.0	1.6 to 2.0	2.0	0.8 to 1.5	1.4 to 2.0	1.6 to 2.3	2.0
March projection	1.3 to 1.7	1.5 to 2.0	1.7 to 2.0	2.0	1.3 to 2.0	1.4 to 2.1	1.6 to 2.6	2.0
Core PCE inflation[3]	1.2 to 1.3	1.5 to 1.8	1.7 to 2.0		1.1 to 1.5	1.5 to 2.0	1.7 to 2.3	
March projection	1.5 to 1.6	1.7 to 2.0	1.8 to 2.1		1.5 to 2.0	1.5 to 2.1	1.7 to 2.6	

NOTE: Projections of change in real gross domestic product (GDP) and projections for both measures of inflation are from the fourth quarter of the previous year to the fourth quarter of the year indicated. PCE inflation and core PCE inflation are the percentage rates of change in, respectively, the price index for personal consumption expenditures (PCE) and the price index for PCE excluding food and energy. Projections for the unemployment rate are for the average civilian unemployment rate in the fourth quarter of the year indicated. Each participant's projections are based on his or her assessment of appropriate monetary policy. Longer-run projections represent each participant's assessment of the rate to which each variable would be expected to converge under appropriate monetary policy and in the absence of further shocks to the economy. The March projections were made in conjunction with the meeting of the Federal Open Market Committee on March 19-20, 2013.

1. The central tendency excludes the three highest and three lowest projections for each variable in each year.
2. The range for a variable in a given year includes all participants' projections, from lowest to highest, for that variable in that year.
3. Longer-run projections for core PCE inflation are not collected.

7 Source: Board of Governors of the Federal Reserve Actual Economic Performance: Sluggish vs. Fed Projections

CYS INVESTMENTS

Number of Participants
2013
2014
2015
2016

6.00
5.00
4.00
3.00
2.00
1.00
0.00
2013
2014
2015
Longer Run

%
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14

Appropriate Timing
of Policy Firming
Ten Year Treasury
August 2011 – September 2013,
and Implied Projection
•
Creates Significant Headwinds for the Economy
•
Housing Will Struggle
•
Corporate Interest Expense will rise
+25
-25
Appropriate Pace
of Policy Firming
Target Fed Funds Rate at Year End
Overview of FOMC Participants Assessments
of Appropriate Monetary Policy
Can the Economy Withstand
The Implied Path of 10 Year UST ?
•
Forward Rate Guidance is the Fed’s Most Impactful Tool
•
Appropriate Timing and Pace will drive the Yield Curve
%
Transition to a Normalized Yield Curve:
Will the Fed’s Forecast Pan Out?
Source: Federal Reserve June 2013 Forecast, Bloomberg, CYS
1
3
14
1
3.5
4.5
4
3
2.5
2
1.5
1
0.5
0

CYS INVESTMENTS

SH-216

Feb -12
Mar -12
Apr -12
May -12
Jun -12
Jul -12
Aug -12
Sep -12
Oct -12
Nov -12
Dec -12
Jan -13
Feb -13
Mar -13
Apr -13
May -13
Jun -13
Jul -13
Aug -13

Operation Taper:
Confused Messaging or Intentional Market Test?
•
Refi Activity has Rapidly Dropped
- Gain on sale windfall may be over
•
Purchase Activity slower to react
•
Origination Volume Will Decrease
Before the Joint Economic Committee, U.S. Congress
May 22, 2013
Primary Mortgage Rate
January 2012 - Sept 2013
"If we see continued
improvement and we have
confidence that that's going to be
sustained then we could in the
next few meetings ... take a step
down in our pace of purchases."
•
Banks Will be Pushed to Government Bonds
- Gov’t ROE’s now better than Credit ROE’s
•
Home Affordability Now Diminished
“What is the Fed’s exit strategy,
the steps you’ll undertake and
when do you anticipate
executing this? “
Source: Thomson Reuters, Bloomberg
JEC Chair Brady Federal Reserve Chairman Bernanke

3.30
3.50
3.70
3.90
4.10
4.30
4.50
4.70

Fed Guidance – Markets Expect a Change Soon
“…keep the target range for the federal funds
rate at 0 to 1/4 percent and anticipates that
exceptionally low levels for the federal funds
rate are likely to be warranted at least through
mid-2015.”
1
FOMC Meeting Minutes, September 2012 , Released October 4, 2012
“… maintain its existing policy of reinvesting
principal payments from its holdings of agency
debt and agency mortgage-backed securities in
agency mortgage-backed securities..”
“…increase policy accommodation by
purchasing additional agency mortgage-
backed securities at a pace of $40 billion per
month.”
No Change
May Vary Pace Up/Down
No Change

Post Testimony
Testimony Prior to May 22
1

Fed Voters:
Imminent Turnover Creates Substantial Uncertainty
Duke
Yellen
Raskin
Powell
Stein
Pianalto
Evans Bullard
George
Source: federalreserve.gov, Barclays, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve
Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Fisher Kocherlakota
Plosser
Hawkish
Dovish
Neutral
Bernanke
2013
Voters
2014
Voters
Summers
Tarullo
X = resigned, or  term ending in 2014
? = role uncertain

Dudley
Rosengren
Dudley

Yellen (Age 66)
Summers (Age 59)
Quantitative
Easing
Believes QE is effective, indeed powerful.
Source: Macroeconomic Advisers, Barclays
Balance Sheet
Expansion Policies
Must be considered in a cost-benefit framework.
Focused on financial stability risks, has concerns regarding costs of further expanding the Fed’s balance sheet.
Must be considered in a cost-benefit framework.
Favors  more aggressive asset purchase programs than Bernanke -
and than the FOMC - undertook.
Forward
Guidance
Links financial stability risks to rates being very low for too long - i.e.any policy that keeps rates lower for longer. Less inclined to move to more-aggressive forward rate guidance.
Prefers more aggressive forward rate guidance than the FOMC.
Labor Force
Participation
Concerned about hysteresis, but believes that there is not
much evidence of an increase in structural unemployment.
Yellen likely more inclined to delay.
Concerned about hysteresis, but inclined to believe that
cyclical unemployment may have already become
structural unemployment.
If Summers believes that there could be less slack in the
economy (than Yellen), he may be more likely to raise rates
when the unemployment rate reaches 6½%.
Thesis Developing on a Larry Summers Fed:
Significant Questions about FOMC Approach in 2014 - 2018 (- 2022?)
In the short term, Yellen and Summers are more alike than different, and both are constrained by current FOMC and Chairman guidance - monetary policy will remain broadly the same.
Policy differences will arise only if the economy evolves differently from FOMC expectations.
Skeptical, and more concerned about financial stability risks of a very long period of low rates. More cautious about increasing the pace of asset purchases, should the economy weaken.

Summers’ Approval Process:
A Prolonged, Rocky Path Through a Liberal Gauntlet
1
No Republican has expressed
support for any Obama nominee.
Many Republicans are critical of
Summers’ support of stimulus
spending programs and Dodd-Frank.
Democrats hold a two vote majority,
however, at least three democrats
are expected to oppose Summers.
Losing three Democrats will
preempt Summers’ advancing to
Senate confirmation vote without
Republican backing.
In July, over 1/3 of the Senate
Democratic caucus signed a letter
urging Obama to nominate Yellen.
Senate Banking Committee
N = 22
1 Wall Street Journal, Sept. 6, 2013
2 Huffington Post, Sept. 5, 2013
Committee Member Status
Mike Crapo, ID (Rnkg Member) No support expressed
Bob Corker TN No support expressed
Tom Coburn, OK No support expressed
Dean Heller, NV No support expressed
Mike Johanns NE No support expressed
Mark Kirk, IL No support expressed
Jerry Moran, KS No support expressed
Richard Shelby, AL No support expressed
Patrick J. Toomey, PA No support expressed
David Vitter, LA No support expressed
Committee Member Status
Tim Johnson, SD (Chairman)
Likely In Favor¹
Sherrod Brown OH
Likely Against¹
Kay Hagan, NC
Potentially Against²
Heidi Heitkamp, ND Unknown
Joe Manchin III, WV Unknown
Robert Menendez, NJ Unknown
Jeff Merkley, KS
Likely Against¹
Jack Reed, RI Unknown
Charles E. Schumer, NY Unknown
Jon Tester, MT Unknown
Mark R. Warner, IL Unknown
Elizabeth Warren, MA
Likely Against¹
R: 10
D: 12

Central Banks:
Decidedly More Accommodative - Focus on Global Deflation Risk

Note: Raghuram Rajan succeeded Duvvuri Subbarao as the 23rd Governor of the Reserve Bank of India on September 4, 2014.
Draghi
EU
Hawkish Dovish Neutral
Draghi
EU
Bernanke
USA
Rajan
India
Kuroda
Japan Canada
Poloz Kuroda
Japan
Carney
UK
Xiaochuan
China
Xiaochuan
China
Australia
Stevens
Australia
Stevens
New Zealand
Wheeler
New Zealand
Wheeler
Tombini
Brazil
Tombini
Brazil

Update: GSE Reform
•
Wind Down FNMA & FreddieMac over 5 Years
•
Existing Securities Become Explicit Full Faith &
Credit of US Treasury (like GNMAs)
U.S. Senators Bob Corker, R-Tenn., Mark Warner, D-Va., Mike Johanns, R-Neb., Jon Tester, D-Mont., Dean Heller, R-Nev., Heidi Heitkamp, D-N.D., Jerry Moran, R-Kan., and
Kay Hagan, D-N.C., all members of the Senate Banking, Housing and Urban Affairs Committee
•
Creates Federal Mortgage Insurance Corp. (FMIC)
•
Credit Support comes in the form of Insurance
•
Managed by a Government Technocrat
•
No Portfolio Business
•
Obama supports principal ideas in this bill.
•
Bipartisan support on the Senate Banking
Committee
FNMAs and Freddie Macs converge on GNMA Prices
Committee Hearings and  markup this Fall,
potential for 2014 adoption
•
Simpler, fungible securities
•
TBA market intact
•
New “Insurance Tranches” traded by Institutional Investors
Impact Corker Warner Provisions

CYS INVESTMENTS

116,000
115,000
114,000
113,000
112,000
111,000
110,000
109,000
108,000
107,000
106,000
2000 2002 2004 2006 2008 2010 2012 2014

17.5
15.0
12.5
10.0
7.5
5.0
1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014

240
200
160
120
80
40
0
1950 1960 1970 1980 1990 2000 2010 2020

11
10
9
8
7
6
5
4
3
2
1940 1950 1960 1970 1980 1990 2000 2010 2020

90
85
80
75
70
65
60
1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
1990 1995 2000 2005 2010 2015

Economic Recovery Below Normal Pace
U.S. Regular Conventional Gas Price
$ per gal
Updated 9/3/2013
Capacity Utilization: Manufacturing
%
Updated 8/15/2013
Civilian Unemployment Rate
%
Updated 9/6/2013
CPI-U All Items, Core
% Change - Year to Year
Updated 8/15/2013
Total Nonfarm Private Payroll Employment
Updated 9/5/2013
Total Unemployed + All Marginally Attached + Total
Employed Part Time for Economic Reasons (U6)
Updated 9/6/13
Source: S&P, Federal Reserve Bank of St. Louis, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US  Dept. of Energy, NYMEX

CYS INVESTMENTS

2007Q3
2008Q1
2008Q3
2009Q1
2009Q3
2010Q1
2010Q3
2011Q1
2011Q3
2012Q1
2012Q3
2013Q1

Mortgage Market Shrinkage Likely to Continue

Residential Mortgage Debt Decline Driven By:
1.
2.
3.
4.
5.
6.
7.
8.
Mortgage Debt
Outstanding
2007 -2013
Source:  FRB, Freddie Mac
Single Family
Mortgage Origination Volume
1992 – 2013E
1992 1997 2002 2007 2012
2.0T
1.9T
Refinance Originations
Home Purchase Originations
1,000
0
2,000
3,000
4,000
Mortgage Debt Outstanding
Growth Rate
0.00%
0.50%
1.00%
9.75
10.00
10.25
10.50
10.75
11.00
11.25
11.50
1.50%
2.00%
3.50%
4.00%
4.50%
0.50%
2.00%
1.50%
1.00%
9.50
8.75
9.00
9.25
Home prices now reset lower
Delevering Consumers/Homeowners
Psychology of lower leverage
Low volume of new and existing home sales
All-cash home purchase transactions, and higher downpayments
Scheduled principal payments
High percentage of cash-in refi’s versus cash-out refi’s.
QM Rules Restrictive

CYS INVESTMENTS

TBA	1) Actions	2) Tools	3) Settings	Fixed Income Trading

15:10

4) TBA30 | 5) TBA15 | 6) MBS | 7) Swaps | 8) Butterflies

21) FN30 | 22) FN15 | 23) GD30 | 24) GD15 | 25) GN30 | 26) GN15 | 27) GNII

	2.5		3.0		3.5	
Sep	98-02+ / 03+	3 - 1 + 18	101-12 / 13+	1 - 2 + 17	104-01 / 02	1 - 3 + 14
Oct	97-27+ / 28+	2 - 1 + 1[illegible]+	101-05 / 06	1 - 1 + 17	103-23+ / 24+	1 - 1 + 13+
Nov	97-20+ / 21+	1 - 1 + 1[illegible]+	100-26+ / 27+	3 - 1 + 15+	103-13+ / 14+	1 - 1 + 14
Sep/Oct	06¾ / 07	1 - 1 --	07⅝ / 07⅞	1 - 2 --	09 / 09¼	2 - 2 --
Oct/Nov	07⅝ / 07⅞	1 - 1 --	08⅞ / 09⅛	1 - 1 --	10+ / 10¾	1 - 1 --

	4.0		4.5		5.0	
Sep	105-05+ / 06+	1 - 1 + 02	106-01+ / 02+	1 - 1 + 12+	106-04+ / 05+	1 - 1 + 06
Oct	104-31+ / 00+	1 - 1 + 03+	105-30+ / 31+	1 - 1 + 12+	106-00+ / 01+	1 - 1 + 06
Nov	104-26+ / 27+	1 - 1 + 07+	105-24+ / 25+	1 - 1 + 09+	105-31+ / 00+	1 - 1 + 09
Sep/Oct	05¾ / 06	1 - 1 + 00⅛	03⅜ / 03⅝	1 - 1 --	03⅞ / 04⅛	1 - 1 --
Oct/Nov	07⅝ / 07⅞	1 - 1 --	05⅞ / 06⅛	1 - 1 --	06⅞ / 07⅛	1 - 1 --

Benchmarks			
Treas 2Y	99-26¾ / 27	0.459 / 455	+ 04
Treas 3Y	99-08 / 08¼	0.885 / 882	+ 07
Treas 5Y	98-24 / 24¼	1.764 / 762	+ 13¼
Treas 7Y	98-11+ / 12	2.382 / 379	+ 16+
Treas 10Y	96-09 / 09+	2.934 / 932	+ 16+
Treas 30Y	95-25+ / 26	3.863 / 862	+ 12+

Roll Analysis-FNCI | Sep/Oct | RteC | 0.4

Cpn	CPR	Drp	B/E Drp	B/E Rte	B/E CPR
2.50	5.64	6.750	6.026	0.116	17.584
3.00	12.46	7.625	6.016	-0.205	
3.50	21.14	9.000	4.747	-1.144	
4.00	29.12	5.750	3.545	-0.384	16.914
4.50	27.67	3.375	4.238	0.705	31.391

Economics of Forward Purchase Source: Bloomberg, 9/6/13 18

CYS INVESTMENTS

Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Portfolio Composition and Dividends
1 As of  6/30/13
Total Agency RMBS: $17,211 million
CYS Common Stock Dividends
September 2009 – June 2013
CYS Agency RMBS Portfolio
Hybrid ARMs:
15%
15 Year Fixed:
34%
30 Year Fixed:
45%
20 Year
Fixed:
6%
1
Note: the December 2012 dividend was composed of $0.40 quarterly cash dividend, and $0.52 special cash dividend.
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00

Portfolio Characteristics
CYS Agency RMBS Portfolio Characteristics*
* As of 6/30/13
Par Value Fair Value Weighted Average
Asset Type (in thousands) Cost/Par
Fair
Value/Par MTR
(1)
Coupon CPR
(2)
15 Year Fixed Rate
$5,582,309 $5,773,741 $104.51 $103.43 N/A 3.17% 15.2%
20 Year Fixed Rate
1,028,057 1,044,339 104.91 101.58 N/A 3.15% 7.6%
30 Year Fixed Rate
7,683,260 7,837,908 104.30 102.01 N/A 3.59% 7.8%
Hybrid ARMs
2,511,218 2,555,271 103.74 101.75 74.8 2.59% 17.4%
Total/Weighted
Average
$16,804,844 $17,211,259 $104.32 $ 102.42 3.27% 13.5%
(2) CPR, or “Constant Prepayment Rate,” is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the constant prepayment rate is an annualized version of the prior three month prepayment rate. Securities with no prepayment history are excluded from this calculation.
(1) MTR, or “Months to Reset” is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM. After the fixed period, 100% of the hybrid ARMS in the portfolio reset annually.

(1) Drop income is a component of our net income accounted for as net gain from investments on our statement of operations and therefore excluded from our Core Earnings.
(2) Core earnings is defined as net income (loss) available to common shares excluding net gain (loss) on investments, net realized gain (loss) on termination of swap and cap contracts and unrealized appreciation (depreciation) on swap and cap contracts.
Financial Information
Three Months Ended
Income Statement Data (in 000's) 6/30/2013 3/31/2013
Total investment income $      81,551 $      73,101
Interest expense 14,047 15,031
Operating expenses 5,671 5,553
Total expenses 19,718 20,584
Net investment income 61,833 52,517
Net gain (loss) from investments (656,295) (78,811)
Net gain (loss) from swap and cap contracts 196,176 10,091
Net income (loss) (398,286) (16,203)
Dividend on preferred shares (3,995) (1,453)
Net income (loss) available to common shares ($402,281) ($17,656)
Net income (loss) per common share (diluted) ($2.32) ($0.10)
Drop income per common share (diluted) $0.19 $0.15
Core Earnings per common share (diluted) $0.18 $0.17
Distributions per common share $0.34 $0.32
Non-GAAP Measure/Reconciliation (in 000's)
NET INCOME (LOSS) AVAILABLE TO COMMON SHARES (402,281) (17,656)
Net (gain) loss from investments 656,295 78,811
Net (gain) loss from termination of swap and cap contracts (7,329) (8,630)
Net unrealized (appreciation) depreciation on swap and cap contracts (215,546) (23,417)
Core Earnings $31,139 $29,108
(2)
(1)

(1) The average settled Agency RMBS is calculated by averaging the month end cost basis of settled Agency RMBS during the period.
(2) The average total Agency RMBS is calculated by averaging the month end cost basis of Agency RMBS during the period.
(3) The average repurchase agreements are calculated by averaging the month end repurchase agreements balance during the period.
(4) The average Agency RMBS liabilities are calculated by averaging the month end repurchase agreements balance plus average unsettled Agency RMBS during the period.
(5) The average net assets are calculated by averagingthe month end net assets during the period.
(6) The average common shares outstanding are calculated by averaging the daily common shares outstanding during the period.
(7) The leverageratio is calculated by dividing (i) the Company's repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii) net asset.
(8) The average yield on settled Agency RMBS for the period is calculated by dividing interest income from Agency RMBS by average settled Agency RMBS.
(9) The average yield on total Agency RMBS including drop income for the period is calculated by dividing interest income from Agency RMBS plus drop income by average totalAgency RMBS.
(10) The average cost of funds and hedge for the period is calculated by dividing total interest expense, including net swap and cap interest income (expense), by average repurchase agreements.
(11) The adjusted average cost of funds and hedge for the period is calculated by dividingtotal interest expense, including net swap and cap interestincome (expense), by average Agency RMBS liabilities.
(12) The interest rate spread net of hedge for the period is calculated by subtracting average cost of funds and hedge from average yield on Agency RMBS.
(13) The interest rate spread net of hedge including drop income for the period is calculated by subtracting adjusted average cost of funds and hedge from average total yield on Agency RMBS including drop income assets.
(14) The operating expense ratio for the period is calculated by dividing operating expenses by average net assets.
*All percentages are annualized.
Three Months Ended
Key Balance Sheet Metrics June 30, 2013 March 31, 2013
Average settled Agency RMBS
(1)
$15,974,500 $16,066,672
Average total Agency RMBS
(2)
$19,944,791 $20,200,479
Average repurchase agreements
(3)
$13,871,404 $14,107,740
Average Agency RMBS liabilities
(4)
$17,841,695 $18,241,547
Average net assets
(5)
$2,321,128 $2,357,333
Average common shares outstanding
(6)
174,145 174,864
Leverage ratio (at period end)
(7)
7.5:1 7.8:1
Key Performance Metrics*
Average yield on settled Agency RMBS
(8)
2.03% 1.80%
Average yield on total Agency RMBS including drop income
(9)
2.27% 1.97%
Average cost of funds and hedge
(10)
1.17% 1.05%
Adjusted average cost of funds and hedge
(11)
0.91% 0.81%
Interest rate spread net of hedge
(12)
0.86% 0.75%
Interest rate spread net of hedge including drop income
(13)
1.36% 1.16%
Operating expense ratio
(14)
0.98% 0.94%
Financial Information

History of Transparent and Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS Financial Reporting – Transparent and Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
Realized and unrealized losses taken through income statement in period incurred
No OCI account on balance sheet

Barclays Global Financial Services Conference September 10, 2013 Investment Outlook - September 2013 Kevin E. Grant, CFA Chief Executive Officer